UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Odysight.ai Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Odysight.ai Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

December 17, 2026

10:00 a.m. (EST) / 5:00 p.m. (IST)

ODYSIGHT.AI INC.

12 Abba Hillel SilveR ROAD

Sasson Hugi Tower

Ramat Gan 5250606, Israel

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November 3, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Odysight.ai Inc. at 10:00 a.m. EST / 5:00 p.m. IST on Thursday, December 17, 2026, at the offices of Odysight.ai Inc., 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606. Please note that in order to gain admission to the site of the Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Ms. Tanya Yosef by email at Info@odysight.ai or by phone at +972-73-370-4690 prior to 5:00 p.m. IST on December 16, 2026 if you plan to attend the meeting, so that we can timely provide your name to building security.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” in the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting and you are a stockholder of record or hold a legal proxy from your broker, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/ Benad Goldwasser

Prof. Benad Goldwasser
Chairman

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ODYSIGHT.AI INC.

12 Abba Hillel Silver RD, Sasson Hugi Tower

Ramat Gan, Israel 5250606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD Thursday, DECEMBER 17, 2026

The Annual Meeting of Stockholders (the “Annual Meeting”) of Odysight.ai Inc., a Nevada corporation (the “Company”), will be held at 10:00 a.m. EST / 5:00 p.m. IST on Thursday, December 17, 2026, at the offices of Odysight.ai Inc., 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606. The Annual Meeting will be held for the following purposes:

●	To elect Jackson Schneider, Ronit Rubin and Inbal Kreiss as Class II directors, each with a term of office to expire at the third succeeding annual meeting of the stockholders after his or her election and his or her successor is duly elected and qualified;

●	To approve an amendment to the 2024 Share Incentive Plan to increase the reservation of common stock for issuance thereunder to 2,637,654 shares from 2,089,371 shares;

●	To ratify the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on October 29, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Company during regular business hours for a period of at least ten days prior to the Annual Meeting. The Annual Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Annual Meeting.

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Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Ms. Tanya Yosef by email at Info@odysight.ai or by phone at +972-73-370-4690 prior to 5:00 p.m. IST on December 16, 2026 if you plan to attend the meeting, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 9:00 a.m. EST / 4:00 p.m. IST in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://odysight.ai and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Annual Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Benad Goldwasser

Prof. Benad Goldwasser
Chairman

Ramat Gan, Israel

November 3, 2026

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ODYSIGHT.AI INC.

12 Abba Hillel Silver RD, Sasson Hugi Tower

Ramat Gan, Israel 5250606

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Odysight.ai Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, December 17, 2026 (the “Annual Meeting”), at 10:00 a.m. EST / 5:00 p.m. IST at the offices of Odysight.ai Inc., 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606, and at any continuation, postponement or adjournment of the Annual Meeting.

Holders of record of shares of our common stock, par value $0.001 per share, as of the close of business on October 29, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of October 29, 2026, there were 20,244,405 shares of common stock outstanding. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025, which was filed with the Securities and Exchange Commission (“SEC”) on March 19, 2026 (the “2025 Annual Report”), will be released on or about November 3, 2026 to our stockholders of record as of the Record Date.

In this proxy statement, “Odysight.ai”, “Company”, “we”, “us”, and “our” refer to Odysight.ai Inc. and, where appropriate, its consolidated subsidiaries.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON THURSDAY, DECEMBER 17, 2026

This Proxy Statement and our 2025 Annual Report to Stockholders are available at

http://www.proxyvote.com/

Proposals

At the Annual Meeting, our stockholders will be asked:

●	To elect Jackson Schneider, Ronit Rubin and Inbal Kreiss as Class II directors, each with a term of office to expire at the third succeeding annual meeting of the stockholders after his or her election and his or her successor is duly elected and qualified (the “Director Election Proposal”);

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●	To approve an amendment to the 2024 Share Incentive Plan (the “2024 Plan”) to increase the reservation of common stock for issuance thereunder to 2,637,654 shares from 2,089,371 shares (the “Plan Increase Proposal”);

●	To ratify the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Reappointment Proposal”); and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, your shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR each of the directors in the Director Election Proposal;

●	FOR the Plan Increase Proposal; and

●	FOR the Auditor Reappointment Proposal.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Odysight.ai’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Odysight.ai is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about November 3, 2026, we will commence mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them.

Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

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Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2026 Annual MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is October 29, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on October 29, 2026, there were 20,244,405 shares of common stock outstanding.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also referred to as a “registered stockholder”) holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence, in person or by proxy, of the holders of not less than 33 1/3 percent of the voting power of all classes and series of stock entitled to vote at the meeting will constitute a quorum.

Who can attend the Annual Meeting?

You may attend the Annual Meeting in person only if you are an Odysight.ai stockholder of record who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you would like to attend the Annual Meeting, we encourage you to contact Ms. Tanya Yosef by email at Info@odysight.ai or by phone at +972-73-370-4690 no later than 5:00 p.m. IST on December 16, 2026 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your shares are held in “street name,” you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

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What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting are authorized by our Amended and Restated Bylaws (our “Bylaws”) to adjourn the meeting from time to time to reconvene at the same or some other place.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	by Internet - You can vote over the Internet by going to www.proxyvote.com and following the instructions;

●	by Telephone - You can vote by telephone by calling 1-800-690-6903 and following the instructions; or

●	by Mail - If you received a proxy card, you can vote by mail by signing and dating the proxy card and returning it in accordance with the instructions on the card.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on December 16, 2026. To vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice or on your proxy card.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares in person.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a “legal proxy” and bring it to the Annual Meeting.

What if I own my shares through the Tel Aviv Stock Exchange?

If you own shares of common stock that are traded through the Tel Aviv Stock Exchange (“TASE”), you may vote your shares in one of the following ways:

●	by Internet – You can vote your shares through the electronic voting system of the Israel Securities Authority, subject to proof of ownership of the shares as of the Record Date, as required by law. Voting through the electronic voting system will be allowed until 4:00 a.m. EST / 11:00 a.m. IST on Thursday, December 17, 2026. You may receive guidance on the use of the electronic voting system from the TASE member through which you hold your shares; or

●	by Mail - If you received a proxy card, you can vote by mail by signing and dating the proxy card, attaching to it an ownership certificate from the TASE member through which your shares are registered (i.e., your broker, bank or other nominee), indicating that you were the beneficial owner of the shares as of the Record Date, prepared in accordance with the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at General Meetings), 5760-2000, and returning the proxy card, along with the ownership certificate, by mail to the Secretary, c/o Odysight.ai Inc., 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606, to be received no later than 4:00 a.m. EST / 11:00 a.m. IST on Thursday, December 17, 2026.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Secretary of Odysight.ai prior to or at the Annual Meeting; or

●	by voting in person at the Annual Meeting.

Your most recent proxy card or proxy submitted by Internet or telephone is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a “legal proxy” and bringing it to the Annual Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who will count the votes?

Tanya Yosef, our VP of Finance, was appointed as inspector of election for the Annual Meeting and will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. For the Board of Directors’ recommendation on each proposal, see “Recommendations of the Board” above or the description of each proposal in this proxy statement.

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Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question and answer (Q&A) session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders admitted to the Annual Meeting by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already asked by another stockholder;

●	in excess of the two-question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Approval of the Director Election Proposal.	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Approval of the Plan Increase Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.
Proposal 3: Approval of the Auditor Reappointment Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of Proposals 2 and 3, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the outcome of voting on Proposals 2 and 3.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the Auditor Reappointment Proposal, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the approval of the Director Election Proposal and the Plan Increase Proposal. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

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PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, three (3) Class II directors are to be elected, each with a term of office to expire at the third succeeding annual meeting of the stockholders after his or her election and his or her successor is duly elected and qualified.

We currently have eight (8) directors on our Board. The Board has nominated Jackson Schneider, Ronit Rubin and Inbal Kreiss for election as Class II directors at the Annual Meeting.

As set forth in our Certificate of Amended and Restated Articles of Incorporation (our “Articles of Incorporation”), the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The current class structure is as follows: Class II, whose term will expire at the 2026 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2029 Annual Meeting of Stockholders; Class III, whose term will expire at the 2027 Annual Meeting of Stockholders; and Class I, whose current term will expire at the 2028 Annual Meeting of Stockholders. The current Class II directors are Jackson Schneider, Ronit Rubin and Inbal Kreiss; the current Class III directors are Prof. Benad Goldwasser and Moshe (Mori) Arkin; and the current Class I directors are Carlo Papa, Nir Nimrodi and Zeev Vurembrand.

Our Articles of Incorporation and Bylaws provide that the authorized number of directors may be changed from time to time by the Board, with such number as provided by our Bylaws being not less than three (3) nor more than ten (10). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Under Nevada law, directors may be removed, with or without cause, only by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock of the Company entitled to vote.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class II directors of the persons whose names and biographies appear below. The Board has no reason to believe that Jackson Schneider, Ronit Rubin and Inbal Kreiss will be unable to serve if elected. Each of Jackson Schneider, Ronit Rubin and Inbal Kreiss has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of each director requires the approval of a plurality of the votes cast for each director. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below

Class II director nominees.

Nominees for Class II directors (current terms to expire at this Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II directors are as follows:

Name	Age	Served as a Director Since	Position with Odysight.ai
Jackson Schneider	62	2023	Director
Ronit Rubin	62	2023	Director
Inbal Kreiss	60	2021	Director

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The principal occupations and business experience, for at least the past five years, of each Class II director nominee for election at the Annual Meeting are as follows:

Jackson Medeiros de Farias Schneider has served on our board of directors since December 2023. Mr. Schneider is currently a visiting Senior Fellow at IPD-Columbia University in New York. From January 2014 to November 2022, Mr. Schneider served as President and CEO of Embraer Defense & Security, a leading Latin American aerospace and defense company and, from August 2020 to August 2022, he served as a visiting senior research fellow (non-resident) in the Department of War Studies at King’s College in London. Before this, Mr. Schneider served in other capacities for Embraer and in a series of senior management positions for Mercedes-Benz Do Brasil LTDA, Daimler-Chrysler (Mercedes-Benz), and Unilever do Brasil. Mr. Schneider also served on the board of directors of Tempest S.A., Visiona Tecnologia Aerospacial S.A., and OGMA, the Portugal Aerospace Industry, each affiliated with Embraer, until April 2023, and on the board of directors of Mercedes-Benz Do Brasil until December 2025. He currently serves on the advisory board or board of directors of Sonda Tecnologias (Brazil), CBMM (Brazil) and Abra Aviation (London). In addition, Mr. Schneider has served in leadership roles in various industry associations, including as the President of the Superior Council for Trade and Commerce in the Federation of Industries of the State of Sao Paulo until December 2025. He holds a law degree from UFRGS/UNB and an MBA from the Business School Sao Paulo in Brazil in partnership with the Rotman School in Toronto, Canada. Mr. Schneider’s qualifications to serve on the board of directors include his extensive executive leadership experience in the aerospace and defense industry.

Ronit Rubin has served on our board of directors since December 2023. Ms. Rubin is currently EMEA President for AllCloud, a professional services company providing organizations with the tools for cloud enablement and transformation, a position she has held since 2016. Prior to this, Ms. Rubin served as VP, Business Division and Chief Information Officer at Partner Communications Ltd. and as Chief Information Officer at Cal-Israel Credit Cards Ltd. From 1984 to 2006, Ms. Rubin served in various roles for the navy of the Israel Defense Forces, including as Commander, Computers Unit and Head of Information Systems Department. She currently serves as a board member of CardCom Technology. Ms. Rubin holds a BA in Economics & Logistics from Bar-Ilan University in Ramat Gan, Israel, and an MA in Business Management from Ben-Gurion University of the Negev in Be’er Sheva, Israel. Ms. Rubin’s qualifications to serve on the board of directors include her extensive executive leadership experience in information technology and cloud services.

Inbal Kreiss has served on our board of directors since April 2021. Ms. Kreiss is currently the Chief of Innovation at the Systems, Missiles and Space Division of Israel Aerospace Industries (IAI), a position she has held since April 2020, and Chairwoman of RAKIA, Scientific and Technological Mission to the International Space Station, a position she has held since April 2021. Since 2013, Ms. Kreiss has served as Deputy Director of the Space Division at IAI, leading the development, construction, launch and operation of observation and communication satellites. Ms. Kreiss has served as a member of the board of directors and audit committee of Phoenix Financial Ltd. (TASE: PHOE) since January 2025. Prior to that, Ms. Kreiss held various leadership positions within IAI, including chief engineer of Israel’s Arrow 2 anti-ballistic missile defense system from 2000 to 2006, and project manager of the Arrow 3 exo-atmospheric interceptor from 2007 to 2013. Ms. Kreiss holds a B.Sc. degree in chemical engineering from the Technion – Israel Institute of Technology, an Executive Masters in Business Administration degree from Tel Aviv University, and completed a visiting research fellowship at the Aeronautics & Astronautics Department of the Massachusetts Institute of Technology. Ms. Kreiss’s qualifications to serve on the board of directors include her extensive leadership experience in the aerospace, defense and space industries.

Continuing members of the Board of Directors:

Class III directors (terms to expire at the 2027 annual meeting of stockholders)

The current members of the Board of Directors who are Class III directors are as follows:

Name	Age	Served as a Director Since	Position with Odysight.ai
Prof. Benad Goldwasser	76	2019	Chairman of the Board
Moshe (Mori) Arkin	74	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class III director are as follows:

Prof. Benad Goldwasser has served as chairman of our board of directors since December 2019, and has served as chairman of Odysight.ai Ltd.’s board of directors since its inception. Prof. Goldwasser is a serial entrepreneur and retired urology medical doctor. In 2016, Prof. Goldwasser helped launch a venture capital fund together with SAIL, a Shanghai Government investment company. Prof. Goldwasser has served as a member of the board of directors of Innoventric Ltd. since 2017. From January 2021 to January 2025, Prof. Goldwasser served as Chairman of the Board of Directors of Inspira Technologies Ltd. (Nasdaq: IINN). From 2013 to 2016, Prof. Goldwasser served as an external director of BioCanCell Ltd. (TASE: BICL). Prof. Goldwasser was the co-founder of Vidamed Inc., Medinol Ltd., Rita Medical Inc., Optonol Ltd. and GI View Ltd. Prof. Goldwasser served as managing director of Biomedical Investments Ltd., an Israeli venture capital firm. During his medical career, he served as Chairman of Urology at the Chaim Sheba Medical Center and Professor of Surgery at Tel Aviv University. Prof. Goldwasser holds MD and MBA degrees from Tel Aviv University. Prof. Goldwasser’s qualifications to serve on the board of directors include his extensive entrepreneurial, venture capital and board leadership experience.

Moshe (Mori) Arkin has served on our board of directors since February 2021. Mr. Arkin is a leading life science and pharmaceutical entrepreneur and serves as the chairman of Arkin Capital, which he founded in 2009. Mr. Arkin has served as chairman of the board of directors of Sol Gel Technologies Ltd. (Nasdaq: SLGL) since 2014 and has served as its interim Chief Executive Officer since January 1, 2025. Mr. Arkin also sits on the board of directors of several private pharmaceutical and medical device companies. From 2005 to 2008, Mr. Arkin served as the head of generics at Perrigo Company, and from 2005 until 2011, as a member of its board of directors. Prior to joining Sol Gel Technologies Ltd., Mr. Arkin served as a director of cCAM Biotherapeutics Ltd., a company focused on the discovery and development of novel immunotherapies to treat cancer, from 2012 until its acquisition in 2015 by Merck & Co., Inc. Mr. Arkin served as chairman of Agis Industries Ltd. from 1972 until its acquisition by Perrigo Company in 2005. Mr. Arkin holds a B.A. degree in psychology from Tel Aviv University, Israel. Mr. Arkin’s qualifications to serve on the board of directors include his extensive entrepreneurial, investment and board leadership experience.

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Class I directors (terms to expire at the 2028 annual meeting of stockholders)

The current members of the Board of Directors who are Class I directors are as follows:

Name	Age	Served as a Director Since	Position with Odysight.ai
Carlo Papa	55	2024	Director
Nir Nimrodi	57	2023	Director
Zeev Vurembrand	75	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class I director are as follows:

Dr. Carlo Papa has served on our board of directors since September 2024 and as Chairman of Odysight.ai EU since January 2025. Dr. Papa has served as Senior Fellow at the Columbia Center on Sustainable Investment at Columbia University since August 2024. From January 2025 to December 2025, Dr. Papa served as Chief Economics Advisor at Berkeley Research Group; from June 2023 to June 2025, as a member of the Impact Advisory Board of SACE, Italy’s export credit agency; and from April 2015 to June 2024, as Managing Director of the Enel Foundation, a think tank, and as Global Head of Relationships with academic and research institutions for Enel Group. Dr. Papa previously served as Chief Innovation Officer at Enel Green Power and has held several positions with the Enel Group, including Chief of Staff of the Chairman’s Office, Head of Business Development for Russia and Ukraine (Power Generation Division) and co-founder of and Investment Manager for Enel Capital Corporate Venture Fund. Dr. Papa currently serves on the boards of flyRen Energy Group S.p.A. and Harambee Africa International Foundation. Dr. Papa received a B.Sc. in Economics – M.Sc. in Management and Finance from Palermo University in Italy, an EMBA Trium Global Executive from London School of Economics, NYU Stern and HEC Paris, and a PhD in Management Engineering from Tor Vergata University in Rome. Dr. Papa’s qualifications to serve on the board of directors include his extensive executive leadership experience in innovation, business development and corporate venture investment in the energy industry.

Nir Nimrodi has served on our board of directors since August 2023. Mr. Nimrodi has over 25 years’ experience working in start-ups and large global businesses in the life sciences, pharmaceutical, and biotechnology industries. From May 2019 to November 2024, Mr. Nimrodi was the chairman and chief executive officer of Accellix Inc., a life sciences company. From 2014 to April 2019, Mr. Nimrodi was the chief business officer of Intrexon (currently Precigen, Inc.). Prior to this, he held several executive roles at Life Technologies Inc. (now part of Thermo Fisher), and was chief executive officer at Proneuron Biotechnologies Inc. and Mindsense Biosystems Ltd. In addition, Mr. Nimrodi currently serves as chairman of the boards of Evogene Ltd. (Nasdaq: EVGN) and of the private companies Rapid Medical and Nucleai. Mr. Nimrodi also currently serves as a member of the boards of the private companies MNDL Bio and Scopio Labs. Mr. Nimrodi has served as an Operating Partner at ARCHIMED since June 2025. From July 2022 to December 2024, Mr. Nimrodi served as a member of the board of Genesee Scientific. Mr. Nimrodi holds a B.A. in Economics and an MBA from Tel Aviv University. Mr. Nimrodi’s qualifications to serve on the board of directors include his extensive executive and board leadership experience.

Zeev Vurembrand has served on our board of directors since May 2021. Mr. Vurembrand is currently the Chief Executive Officer and Owner of Vurembrand Management & Innovation Ltd., a position he has held since March 2019, and has served as a director of Isras Investment Company Ltd. (TASE: ISRAS) since January 2025. Mr. Vurembrand also served as a member of the board of Bezeq the Israeli Telecommunication Corp. Ltd. (TASE: BEZQ) from 2017 until September 2026 and as chairman of the board of Lageen Ltd. from 2019 until December 2023. From 2013 until 2019, Mr. Vurembrand was the Chief Executive Officer of Kupat Holim Meuhedet, Israel’s third-largest health care organization. From 2008 until 2013, he was the Chief Executive Officer of Alon Holding Blue Square – Israel Ltd., and prior to that, from 2007 until 2008, he was the Chief Executive Officer of Phoenix Investments and Finance Ltd. Earlier in his career, from 2002 until 2007, Mr. Vurembrand was the Chief Executive Officer of Clalit Health Services Group, Israel’s largest health care organization. Mr. Vurembrand has served on numerous boards of directors, including Africa Israel Residences Ltd. (TASE: AFRE) from 2014 until 2016, Discount Bank (TASE: DSCT) from 2006 until 2007, U-Bank from 2005 until 2006, Blue Square Israel (TASE: BSI) from 2001 until 2006, and Dikla Medical Insurance Ltd. from 1995 until 2002. Mr. Vurembrand has also served on the board of trustees of Bar-Ilan University since 2019. Mr. Vurembrand holds a B.Sc. degree in industrial engineering and management from the Technion – Israel Institute of Technology. Mr. Vurembrand’s qualifications to serve on the board of directors include his extensive chief executive and public company board experience.

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PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE 2024 SHARE INCENTIVE PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 2,637,654 SHARES FROM 2,089,371 SHARES

Overview

Our 2024 Share Incentive Plan was approved by our board of directors on June 13, 2024. Following adoption of the 2024 Plan, we ceased making awards under our 2020 Share Incentive Plan (the “2020 Plan”).

As of October 29, 2026, the number of shares of common stock currently reserved for issuance under the 2024 Plan is 2,089,371, of which an aggregate of 1,390,913 shares have been granted under the 2024 Plan and 698,458 shares are currently unissued and available for future issuance under such plan. On October 21, 2026, our compensation committee recommended that the board of directors increase the number of shares available for issuance under the 2024 Plan by 548,283 shares to 2,637,654 shares from the current 2,089,371 shares, subject to stockholder approval of the amendment to the 2024 Plan.

In addition to the above, shares of common stock that were subject to awards granted under either the 2020 Plan or the 2024 Plan that have expired, been cancelled or become un-exercisable for any reason without having been exercised in full shall become available for future grant under the 2024 Plan.

Our board of directors deems it advisable and in the best interest of the Company to increase the number of shares available for issuance under the 2024 Plan by 548,283 shares to 2,637,654 shares from the current 2,089,371 shares to attract and retain key personnel necessary to support the Company’s planned growth and to provide a means for directors, officers, managers and employees to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of its common stock.

A copy of the proposed amendment is attached hereto as Appendix A.

Reasons for the Proposed Plan Amendment

We believe that operation of the 2024 Plan is a necessary and powerful tool in attracting and retaining, in a competitive labor market, the services of key employees, key contractors and outside directors necessary to support the Company’s planned growth, which is essential to our long-term success. In order to pursue our growth plans, including in the U.S. and Europe, we need to ensure that we can continue to provide appropriate incentives to our current and future employees, contractors and outside directors. We have strived to use our 2024 Plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2024 Plan to support our anticipated growth, which will impair our ability to both attract and retain key persons going forward.

Accordingly, it is the judgment of our board of directors that increasing the number of shares of common stock available for issuance under the 2024 Plan is in the best interest of the Company and its stockholders.

Description of Our 2024 Plan

For further details, please refer to “Equity Compensation Plans” and “2024 Share Incentive Plan”, each in the “Director Compensation” section provided later in this proxy statement.

Interest of Directors and Executive Officers

All members of our board of directors and all of our executive officers are eligible for awards under the 2024 Plan and, thus, have a personal interest in the approval of the proposal to increase the number of shares available for issuance under the 2024 Plan.

New Plan Benefits

With respect to the increased number of shares reserved under the 2024 Plan, we cannot currently determine the benefits or number of shares that will be subject to awards that may be granted in the future to eligible participants under the 2024 Plan, which will depend on a number of factors including Company performance and the need to further incentivize employee performance. The grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the amendment to the 2024 Plan to increase the reservation of common stock for issuance thereunder to 2,637,654 shares from 2,089,371 shares.

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PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Brightman Almagor Zohar & Co., a firm in the Deloitte global network (“Deloitte”), as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte is not expected to attend the Annual Meeting and, accordingly, will not have an opportunity to make a statement or be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte is not ratified by the stockholders, the audit committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Deloitte is ratified, the audit committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

The following table summarizes the fees of Deloitte, our independent registered public accounting firm, billed to us for their professional services for each of the last two fiscal years:

Services	Year Ended December 31, 2025	Year Ended December 31, 2024
	$ in thousands
Audit fees(1)	$125	$145
Tax fees	$2	$15	(2)
Total fees	$127	$160

(1)	Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

(2)	Tax fees consist of services related to representing us before the Israel Tax Authority in a VAT assessment.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee maintains a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent registered public accounting firm (the independent auditors) in order to ensure that the provision of such services does not impair the auditor’s independence. Under this policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter, along with a specified list of audit-related and tax services. If any service to be provided by the independent auditors has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. Our Audit Committee has authorized all audit and non-audit services provided by Deloitte during the fiscal year ended December 31, 2025 and the fees paid for such services.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2025 Annual Report.

Zeev Vurembrand (Chairman)

Ronit Rubin

Inbal Kreiss

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Yehu Ofer (1)	61	Chief Executive Officer
Einav Brenner (2)	45	Chief Financial Officer
Eilam Sagi (3)	52	Chief Business Officer
Ronen Tanami (4)	63	Chief Operating Officer

(1)	Yehu Ofer has served as our Chief Executive Officer since October 2022. Mr. Ofer served as a colonel (now retired) in the Israeli Air Force, or the IAF, commanding two operational squadrons before commanding “Wing 15”, the optic and electronic intelligence wing of the IAF. In his last position, Mr. Ofer served as Israel Defense Attaché to Italy, Greece, Serbia, and Croatia, where he oversaw the largest ever government-to-government transaction between Israel and Italy. Upon his retirement from the Israel Defense Forces in 2013, Mr. Ofer joined Elbit Systems Ltd. in its electro-optics unit as a technology development and program manager in airborne optic and laser solutions. Mr. Ofer also managed Elbit Systems’ aerospace division as VP of large-scale development programs and VP of the Brazil business unit. Before leaving Elbit Systems, in October 2022, to become our CEO, Mr. Ofer served as VP of Global Business Development, Marketing and Sales for Elbit Systems, a position he held since 2020. Mr. Ofer holds an MBA degree from the University of Haifa, a Bachelor of Economics and Logistics degree (cum laude) from Bar-Ilan University in Ramat Gan, and a degree from the National Security College in Tel Aviv. Mr. Ofer has served as a member of the board of directors of Aerospace Industrial Scan Ltd. since August 2024 and of the International Board of the Weizmann Institute since November 2023. From September 2024 to September 2026, Mr. Ofer served as director of Robotican Ltd.

(2)	Einav Brenner has served as our Chief Financial Officer since May 2024. From May 2022 until becoming our CFO, Ms. Brenner served as the VP Finance of Solato Ltd. In this capacity, Ms. Brenner supported the establishment of global company activities, including strategic decision making and significant commercial agreements, building financial and operational teams and infrastructure, and handling fundraising and investor relations. From July 2017 to May 2022, Ms. Brenner served as Executive Director of Finance at RedHill Biopharma Ltd. (Nasdaq: RDHL), where she facilitated fundraising activities, managed complex transactions and legal aspects, and was responsible for SEC filings and financial reporting. Prior to this, Ms. Brenner served in various financial positions at Vizrt Inc., Viola Ventures and PricewaterhouseCoopers. Ms. Brenner is a CPA (Israel) and holds a Bachelor of Accounting, Economics and Business Administration and an MBA in Financial Management, both from Tel Aviv University.

(3)	Eilam Sagi has served as our Chief Business Officer since November 2025. Mr. Sagi has more than 30 years of executive, operational, strategic and economic experience across the public, private and defense sectors. Prior to joining the Company, Mr. Sagi served from October 2023 to October 2025 as VP of Asset Management at Enlight Renewable Energy Ltd. (Nasdaq: ENLT), where he was responsible for hundreds of millions of dollars in annual revenues generated by renewable-energy facilities worldwide. From November 2021 to January 2023, Mr. Sagi served as Deputy General Manager at the Israeli Ministry of Transportation, where he led multi-billion-dollar infrastructure programs, regulatory reform and national strategic planning in collaboration with governmental and industrial stakeholders. Prior to this, Mr. Sagi served from January 2020 as General Manager and Director of Eyeviation, a neuroscience-focused startup, and from December 2018 as CEO and Director of Plus S.A., a business consulting company. Earlier in his career, Mr. Sagi served as Head of the Budget Department for the Israeli Air Force, achieving the rank of colonel, where he managed multi-billion-dollar procurement and budgeting processes with major defense contractors in Israel and abroad. Mr. Sagi holds a B.A. in Economics and Psychology from Bar-Ilan University in Ramat Gan, Israel, and a B.A. in Diplomacy and Security Studies from Tel Aviv University.

(4)	Ronen Tanami has served as our Chief Operating Officer since May 2026 and, prior to that, as our interim VP R&D from January 2026. Mr. Tanami is a senior technology executive with more than 30 years of experience in the information technology and communications industries, specializing in operations, product delivery, customer success, R&D and strategy across the public and private sectors. Prior to joining the Company, Mr. Tanami served from November 2022 to December 2025 as COO at Pixellot.tv, where he was responsible for leading global operations, delivery, R&D, product and customer success at a world-leading provider of AI-automated sports production and analytics content. From November 2020 to December 2021, Mr. Tanami served as Chief Executive Officer of TestM, a startup developing automated smartphone inspection and diagnostics solutions, and thereafter served as a strategic advisor until joining Pixellot. From January 2016 to November 2020, Mr. Tanami served in various positions at Amdocs (Nasdaq: DOX), where he managed the Quality Engineering division and headed the Revenue Guard business unit. He joined Amdocs following the acquisition of cVidya, where he had served as Chief Operating Officer for approximately 10 years. During his tenure at cVidya, he led operational growth initiatives and managed the post-merger integration process following cVidya’s acquisition of ECTel. Mr. Tanami holds a B.Sc. in Physics and Computer Science, an M.Sc. in Physics and an MBA in Technological Management, each from Tel Aviv University.

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CORPORATE GOVERNANCE

General

Our Board of Directors has adopted a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee (the “Nominating Committee”), Audit Committee and Compensation Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. In addition, our Board of Directors has appointed an Executive Committee to consult with management and assist the Board of Directors in overseeing the business and affairs of the Company. You can access our Code of Business Conduct and Ethics and our current committee charters in the “Corporate Governance” section of the “Investors” page of our website located at www.odysight.ai, or by writing to our Secretary at our offices at 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606.

Board Composition

Our Board of Directors currently consists of eight (8) members: Dr. Carlo Papa, Nir Nimrodi, Zeev Vurembrand, Jackson Schneider, Ronit Rubin, Inbal Kreiss, Prof. Benad Goldwasser and Moshe (Mori) Arkin. As set forth in our Articles of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. Our Articles of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors, with such number as provided by our Bylaws being not less than three (3) nor more than ten (10). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Under Nevada law, directors may be removed, with or without cause, only by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock of the Company entitled to vote.

Director Independence

Each of the directors on our Board of Directors other than Dr. Papa, Mr. Schneider and Mr. Arkin qualifies as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors to us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating Committee is primarily responsible for recommending to the Board nominees for election as director, and the Board is responsible for selecting nominees for election. In identifying director candidates for the Board, the Nominating Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds and qualifications of those candidates in light of the function and needs of the Board, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating Committee for candidates for election as a director. The Nominating Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.

Stockholder recommendations of director candidates should be addressed to the Nominating Committee in care of the Secretary, c/o Odysight.ai Inc., 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

To date, the Nominating Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. Instead, when considering candidates for director, the Nominating Committee will generally consider all of the relevant qualifications of Board members, including factors such as the candidate’s relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having relevant financial or accounting expertise, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our stockholders and whether the director candidates will be independent for purposes of the Nasdaq listing standards, as well as the current needs of the Board and the Company.

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In addition, while it does not have a formal policy on the Board’s diversity, the Nominating Committee will take into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences and viewpoints. When considering any candidate or nominee to serve on the Board, the Nominating Committee shall seek to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise from, among other areas, professional and academic areas relevant to the Company’s area of focus.

Communications from Stockholders

Stockholders who wish to communicate with one or more members of the Board, including a specified Board committee or the independent directors as a group, or with the full Board may do so by the following means:

Mail:	c/o Secretary
Chairman of the Board
Odysight.ai Inc. 12 Abba Hillel Silver Road Sasson Hugi Tower Ramat Gan, Israel 5250606

Email:	Info@odysight.ai

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Our Secretary will forward such correspondence to the Chairman of the Board, who will initially receive and process communications before forwarding them to the specified addressee(s). The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us. Concerns about questionable accounting or auditing matters or possible violations of the Odysight.ai Code of Business Conduct and Ethics should be reported, respectively, pursuant to the procedures outlined in our Policy for Complaints Regarding Accounting, Internal Accounting Controls or Auditing Matters or the Code of Business Conduct and Ethics, both of which are available on the Investors page of the Company’s website under “Corporate Governance”.

Board Leadership Structure and Role in Risk Oversight

Currently, the offices of the Chairman of the Board and the Chief Executive Officer are held by two different people. Prof. Benad Goldwasser is our independent, non-executive Chairman of the Board of Directors and Mr. Yehu Ofer is our Chief Executive Officer. The Chief Executive Officer is responsible for the day-to-day leadership and performance of the Company, while the Chairman of the Board of Directors provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the Board. We believe that separation of the positions reinforces the independence of the Board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. While our Board has a fiduciary duty to monitor and assess strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, overseeing cybersecurity risks and assisting the Board in its oversight of enterprise risk management. The Audit Committee also approves or disapproves any related person transactions. Our Executive Committee advises and consults with management on matters requiring prompt attention between regularly scheduled Board meetings, ensuring that risk oversight remains continuous and that the Board can respond to emerging issues in a timely manner. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominating Committee monitors the effectiveness of our corporate governance guidelines and manages risks associated with the independence of the Board.

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Clawback Policy

Our Board of Directors has adopted an Executive Officer Clawback Policy, or the Clawback Policy, in accordance with the Nasdaq listing standards and Rule 10D-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any Erroneously Awarded Compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any Accounting Restatement (as defined in the Clawback Policy), subject to a limited impracticability exception.

Policies and Practices Related to the Grant of Certain Equity Awards

From time to time, we award stock options to our employees, including the named executive officers. Historically, the Company awarded new-hire option grants on or soon after a new hire’s employment start date and periodic annual refresh employee option grants, which refresh grants are typically approved at a meeting of the Compensation Committee and Board. Directors receive option grants on a periodic basis, except that the granting of options to directors with stand-alone service agreements with the Company depends on the terms of those service agreements. For additional information on the compensation of our directors, see below under the heading “Director Compensation.”

Under our insider trading policy, our Board or any committee thereof shall consider our possession of material non-public information in connection with the timing of each grant of equity under our equity incentive plans, and determine whether a grant of equity should be delayed or otherwise modified due to the possession of such information at such time. We do not otherwise maintain any written policies on the timing of awards of stock options or other equity awards.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.odysight.ai, in the “Investors” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale and/or other transactions of our securities by our directors, officers and employees (including certain family members) and any entities they control that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to our 2025 Annual Report. In addition, with regard to any trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers and employees (including certain family members) and any entities they control from engaging in short sales and transactions in put or call options and other forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Attendance by Members of the Board of Directors at Meetings

There were eight meetings of the Board of Directors during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, members of our Board of Directors are encouraged to attend. One director, the Chairman of our Board of Directors, who also served as chairman of the meeting, attended last year’s annual meeting.

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COMMITTEES OF THE BOARD

Our Board has established the following standing committees: Executive Committee, Audit Committee, Compensation Committee and Nominating Committee. Each of the Audit Committee, Compensation Committee and Nominating Committee operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Executive	Audit	Compensation	Nominating
Inbal Kreiss		X	Chairperson	X
Nir Nimrodi	X		X
Ronit Rubin		X		X
Zeev Vurembrand		Chairperson	X	Chairperson
Carlo Papa	X
Jackson Schneider	Chairperson

Executive Committee

The purpose of the Executive Committee is to advise and consult with management on matters requiring prompt attention between regularly scheduled Board meetings and to assist the Board in overseeing the business and affairs of the Company.

The members of the Executive Committee are Nir Nimrodi, Carlo Papa and Jackson Schneider. Mr. Schneider serves as the Chairperson of the committee.

Audit Committee

The Audit Committee assists the Board in its oversight of financial reporting practices and the quality and integrity of our financial reports, including compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of our internal control function. The Audit Committee is responsible for the appointment of our independent auditors. The Audit Committee oversees our internal controls and risk assessment and management policies and meets with our independent auditor and management regarding our internal controls and other matters. The Audit Committee is responsible for periodically reviewing our code of business conduct and ethics and has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee is also responsible for approving or ratifying related person transactions pursuant to our related person transaction approval policy contained in the Audit Committee charter.

The Audit Committee charter is available on the Investors page of our website at www.odysight.ai. The members of the Audit Committee are Zeev Vurembrand, Inbal Kreiss and Ronit Rubin. Mr. Vurembrand serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Vurembrand, Ms. Kreiss and Ms. Rubin is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to audit committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Vurembrand qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met six times in 2025, which does not include any actions taken by unanimous written consent in lieu of a meeting.

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Compensation Committee

The Compensation Committee is charged with the responsibility for setting executive compensation, reviewing certain compensation programs, administering our equity incentive plans, reviewing and discussing with management the compensation discussion and analysis required in proxy statements (if and when applicable), preparing a report on executive compensation required by SEC rules to be included in proxy statements (if and when applicable) and making other recommendations to the Board.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Investors page of our website at www.odysight.ai, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities, and may delegate its authority to one or more subcommittees or members of management as it deems appropriate, including to facilitate legal and regulatory compliance and timely decision-making.

The members of our Compensation Committee are Inbal Kreiss, Nir Nimrodi and Zeev Vurembrand. Ms. Kreiss serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

The Compensation Committee met five times in 2025, which does not include any actions taken by unanimous written consent in lieu of a meeting.

Nominating Committee

The Nominating Committee assists the Board in identifying qualified individuals to serve as directors, helps to develop and implement corporate governance guidelines and monitors Board effectiveness.

The Nominating Committee charter is available on the Investors page of our website at www.odysight.ai. The members of our Nominating Committee are Zeev Vurembrand, Inbal Kreiss and Ronit Rubin. Mr. Vurembrand serves as the Chairperson of the Nominating Committee. The Nominating Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating Committee met one time in 2025, which does not include any actions taken by unanimous written consent in lieu of a meeting.

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EXECUTIVE COMPENSATION

Our named executive officers for 2025, who consist of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2025, are:

●	Yehu Ofer, Chief Executive Officer;
●	Einav Brenner, Chief Financial Officer; and
●	Jacob Avinu, Senior VP – Head of U.S. Business Unit.

Summary Compensation Table

The following sets forth information about the compensation paid to or accrued by our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K, for the fiscal years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Base Salary (4)	Bonus	Stock Awards (5)	Option Awards (5) (6)	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All Other Compensation (7)	Total
	$ in thousands

Yehu Ofer,	2025	$467	$143	$-	$766	$-	$-	$40	$1,416
Chief Executive Officer (1)	2024	$385	$100	$-	$584	$-	$-	$39	$1,108

Einav Brenner,	2025	$286	$95	$-	$-	$-	$-	$22	$403
Chief Financial Officer (2)	2024	$151	$32	$-	$481	$-	$-	$9	$673

Jacob Avinu,	2025	$365	$-	$-	$-	$-	$-	$20	$385
Senior VP – Head of U.S. Business Unit (3)	2024	$284	$32	$-	$195	$-	$-	$27	$538

(1)	Consists of Mr. Ofer’s compensation earned in his capacity as the Chief Executive Officer of the entire Odysight.ai group, fully paid by our wholly-owned subsidiary, Odysight.ai Ltd.

(2)	Consists of Ms. Brenner’s compensation earned in her capacity as the Chief Financial Officer of the entire Odysight.ai group, fully paid by our wholly-owned subsidiary, Odysight.ai Ltd. Ms. Brenner’s employment commenced on May 5, 2024.

(3)	Consists of Mr. Avinu’s compensation earned in his capacity as the Senior VP of Product Portfolio until August 1, 2025 and, after that, as Senior VP – Head of U.S. Business Unit. Mr. Avinu’s employment with the Company terminated on July 23, 2026.

(4)	Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The relative levels of base salary for our named executive officers are designed to reflect each named executive officer’s scope of responsibility and accountability. Base salary amounts include management insurance (which includes pension, disability insurance and severance pay) and payments towards such employee’s education fund, and Israeli social security. Each named executive officer also receives gross-up payments for the taxes on these benefits. The amounts included here are the U.S. dollar equivalent from NIS. The conversion rate used was the average of the 2024 and 2025 rates between the U.S. dollar and NIS, as published by the Bank of Israel.

(5)	The amount shown in the “Option Awards” and “Stock Awards” columns represents the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the named executive officer during 2025 and 2024. The ASC 718 fair value amount as of the grant date for stock options generally is spread over the number of months of service required for the grant to vest.

(6)	The fair value of each stock option award is estimated as of the date of grant using the Black-Scholes valuation model.

(7)	For 2025 and 2024, referenced amount is for car lease and other related vehicle expenses.

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On September 16, 2024, our board of directors, upon recommendation of our compensation committee, approved (i) a cash compensation bonus of NIS 375,000 to Yehu Ofer, our Chief Executive Officer, and an award to him of 120,000 options to purchase shares of our common stock, (ii) a cash compensation bonus of NIS 60,000 to Einav Brenner, our Chief Financial Officer, and an award to her of 30,000 options to purchase shares of our common stock and (iii) a cash compensation bonus of NIS 120,000 to Jacob Avinu, our Senior VP – Head of U.S. Business Unit (who was then our Senior VP of Product Portfolio), and an award to him of 40,000 options to purchase shares of common stock. So long as the executive continues as a service provider with us, the options will vest with respect to one-third of the shares of common stock on the first anniversary of the grant date and, with respect to the balance of the shares of common stock, will vest over two years in eight equal quarterly installments following the first anniversary of the grant date. The options are subject to acceleration of vesting in the event of a change of control.

On March 10, 2025, our board of directors, upon recommendation of our compensation committee, approved the following with regard to Mr. Ofer: (i) an increase in monthly base salary from NIS 80,000 to NIS 90,000, effective January 1, 2025, with such monthly base salary remaining subject to adjustments for inflation as announced from time to time in accordance with Israeli law, (ii) a cash compensation bonus of $142,500 and (iii) an award of 150,000 options to purchase shares of our common stock. The foregoing options were awarded to Mr. Ofer pursuant to our 2024 Plan and have an exercise price of $6.50 per share. So long as Mr. Ofer continues as a service provider with us, the options will vest with respect to one-third of the shares of common stock on the first anniversary of the grant date and, with respect to the balance of the shares of common stock, will vest over two years in eight equal quarterly installments following the first anniversary of the grant date. The options are subject to acceleration of vesting in the event of a change of control of the Company. On the same date, our board of directors, upon recommendation of the compensation committee, approved a cash compensation bonus of $95,000 to Ms. Brenner.

Employment Agreements

We have entered, directly or through our wholly-owned subsidiary, Odysight.ai Ltd., into written employment agreements with each of our executive officers. All of these agreements contain customary provisions regarding noncompetition, confidentiality of information, and assignment of inventions. However, the enforceability of the noncompetition provisions may be limited under applicable law. In addition, our officers and directors are covered by directors’ and officers’ liability insurance, and we have entered into agreements with each executive officer and director pursuant to which we have agreed to indemnify each of them to the fullest extent permitted by law to the extent that these liabilities are not covered by directors’ and officers’ liability insurance.

In connection with the appointment of Mr. Ofer as our Chief Executive Officer, we entered into an employment agreement with Mr. Ofer. The agreement provides for a monthly base salary of NIS 70,000, subject to adjustments for inflation as announced from time to time in accordance with Israeli law. The agreement also provides that Mr. Ofer is entitled to receive an equity grant of options to purchase a total of 300,000 shares of our common stock, par value $0.001 per share, at an exercise price of $4.50 per share, which shall vest and become exercisable as follows: 33.33% of the shares covered by Mr. Ofer’s options on the first anniversary of his service as CEO, and 8.33% of the shares covered by Mr. Ofer’s options at the end of each subsequent three-month period thereafter over the course of the subsequent two years. Furthermore, Mr. Ofer’s options will immediately vest upon the occurrence of the following: (i) the sale of all or substantially all of the assets of the Company, (ii) the sale of more than 50% of our common stock in a non-public sale, (iii) the dissolution or liquidation of the Company or (iv) any merger, share exchange, consolidation or other reorganization or business combination if immediately after such transaction either (A) the persons who were our directors immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity or (B) the persons who hold a majority of the voting capital stock of the surviving entity are not the persons who held a majority of the voting capital stock of the Company immediately prior to such transaction. Additionally, we agreed to pay Mr. Ofer both (i) a signing bonus in the aggregate amount of NIS 70,000 and (ii) an annual bonus pursuant to certain pre-determined measurable objectives agreed to with Mr. Ofer and approved by the board of directors by January 31 with respect to each calendar year, with the Company agreeing to recommend to the board of directors a grant of restricted stock in lieu of Mr. Ofer’s bonus until such time as we are profitable and subject to meeting applicable objectives. In accordance with the terms of Mr. Ofer’s employment agreement, he will also receive additional benefits customary for an executive officer of his experience and for companies of similar stature and standing to that of us. Effective January 1, 2025, Mr. Ofer’s monthly base salary was NIS 90,000.

On December 4, 2025, our board of directors approved and we entered into an amendment to the employment agreement with Mr. Ofer. Pursuant to the amendment, effective with the salary for November 2025, Mr. Ofer’s gross monthly base salary increased to NIS 99,000. The amendment also revises Mr. Ofer’s incentive and termination provisions. Beginning with the 2026 calendar year, subject to the achievement of board-approved performance targets, Mr. Ofer is eligible for an annual bonus of up to five monthly salaries and a special discretionary bonus of $200,000 for exceptional accomplishments. Additionally, commencing in 2026, we agreed that we will recommend an annual grant of options to purchase not less than 50,000 shares of common stock, subject to meeting annual targets, with the exercise price and vesting schedule to be determined by the board of directors. In the event Mr. Ofer’s employment is terminated by us (except in the circumstances detailed in his original employment agreement) or he resigns for Good Reason (as defined in the amendment), he is entitled to an “adjustment period” payment equal to six monthly salaries, subject to the execution of a release; provided, however, that if we achieve our targets for 2026, this payment shall increase to nine monthly salaries. Other than as amended, the terms and benefits of Mr. Ofer’s original employment agreement remain unchanged and in full force and effect.

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In connection with the appointment of Einav Brenner as our Chief Financial Officer, we entered into an employment agreement with Ms. Brenner that provides for the terms and conditions of her employment. The employment agreement provides for a monthly base salary of NIS 60,000. The employment agreement also provides that Ms. Brenner is entitled to receive an equity grant of options to purchase a total of 70,000 shares of our common stock which shall vest and become exercisable as follows: 33.33% of the shares covered by the options on the first anniversary of her service, and 8.33% of the shares covered by the options at the end of each subsequent three-month period thereafter over the course of the subsequent two years. Additionally, we agreed to pay Ms. Brenner a signing bonus in the aggregate amount of NIS 60,000 pursuant to certain objectives. In accordance with the terms of Ms. Brenner’s employment agreement, she will also receive additional benefits customary for an executive officer of her experience and for companies of similar stature and standing to that of the Company.

On July 23, 2025, our board of directors approved the appointment of Mr. Avinu as the Company’s Senior VP – Head of U.S. Business Unit. Mr. Avinu, who served as the Company’s Senior VP of Product Portfolio since November 2022, began his new position on August 1, 2025. In connection with his appointment as Senior VP – Head of U.S. Business Unit, the Company entered into an employment agreement with Mr. Avinu on July 23, 2025 that provides for an annual base salary of $298,000. The employment agreement also provides that Mr. Avinu may be entitled to receive an annual special performance bonus of up to 30% of his base salary, subject to achievement of annual personal objectives and to Company performance, in each case subject to the sole discretion of the Company’s CEO and approval by the board of directors. Under the employment agreement, Mr. Avinu may also be eligible for a one-time special performance option grant, the amount to be determined by the CEO based on achievement of annual personal objectives and Company performance and subject to approval by the board of directors. The employment agreement further provides that Mr. Avinu is entitled to a one-time relocation allowance and one-time special salary payment, in addition to reimbursement of certain specific expenses related to his relocation to the U.S. In accordance with the terms of the employment agreement, Mr. Avinu will also receive additional benefits customary for an executive officer of his experience and for companies of similar stature and standing to that of the Company.

On November 9, 2025, the Company entered into a services agreement with Mr. Eilam Sagi, effective November 15, 2025, pursuant to which Mr. Sagi serves as the Company’s Chief Business Officer and Head of Israel and G2G Commercial. Under the services agreement, Mr. Sagi is entitled to a gross monthly fee of NIS 60,000, plus VAT, which is paid through a company wholly owned by Mr. Sagi, as well as reimbursement of pre-approved, documented out-of-pocket expenses. The services agreement also provides that the Company will recommend that the board of directors grant options to purchase 60,000 shares of common stock, vesting over three years as of November 15, 2025, with such grant and its terms subject to the sole discretion of the board of directors. The services agreement may be terminated by either party upon 60 days’ prior written notice, or by the Company immediately in certain circumstances, and includes customary confidentiality, assignment of inventions, and 12-month post-termination non-competition and non-solicitation undertakings. In January 2026, the board of directors approved the grant of 60,000 options to Mr. Sagi, and in February 2026, it approved an additional grant of 15,000 options.

On May 13, 2026, our board of directors approved the appointment of Mr. Ronen Tanami as the Company’s Chief Operating Officer. Mr. Tanami had served as the Company’s interim VP R&D since January 1, 2026. In connection with his appointment, the Company entered into an employment agreement with Mr. Tanami on December 31, 2025 that provides for an initial gross monthly salary of NIS 62,500. Following the completion of one year of service, Mr. Tanami’s monthly salary will increase to NIS 65,000. The employment agreement also provides that Mr. Tanami may be eligible to receive an annual special performance bonus of up to three monthly salaries, subject to Company performance and the achievement of annual objectives, in each case subject to the discretion of the CEO and approval by the board of directors. Under the employment agreement, the Company will recommend that the board of directors grant Mr. Tanami options to purchase 60,000 shares of common stock. In connection with his appointment as Chief Operating Officer, Mr. Tanami will also be entitled to a one-time grant of options to purchase an additional 40,000 shares of common stock. The grant of all such options, as well as the terms and conditions thereof, shall be subject to the discretion of the board of directors. Mr. Tanami will also receive additional benefits customary for an executive officer of his experience and standing, including pension arrangements, study fund contributions and convalescence pay. In February 2026, the board of directors approved the grant of 70,000 options to Mr. Tanami, and in May 2026, it approved an additional grant of 40,000 options.

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Outstanding Equity Awards

The following table provides information regarding equity awards for each of our named executive officers as of December 31, 2025.

	Option Awards							Stock Awards	Equity Incentive Plan Awards:
Name and Position	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Vesting Schedule	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested

Yehu Ofer,	300,000	-	-	4.50	*	November 14, 2029	-	-	-

Chief Executive Officer	112,498	37,502	-	3.00	*	July 9, 2030	-	-	-
	49,996	70,004	-	4.80	*	September 16, 2031
	-	150,000		6.50		March 10, 2032

Einav Brenner,	34,998	35,002	-	4.50	*	June 13, 2031	-	-	-

Chief Financial Officer	12,499	17,501	-	4.80	*	September 16, 2031	-	-	-

Jacob Avinu,	100,000	-	-	4.50	*	November 14, 2029	-	-	-

Senior VP – Head of U.S. Business Unit	14,999	5,001	-	3.00	*	July 9, 2030	-	-	-
	16,665	23,335	-	4.80	*	September 16, 2031	-	-	-

*	33.33% of the options granted will vest on the first anniversary date of the option grant, and 8.33% of the options will vest at the end of each subsequent three-month period thereafter over the course of the following two years. Pursuant to an acceleration mechanism, any outstanding and unvested options shall immediately accelerate and vest upon the occurrence of certain events, including, inter alia, a merger or sale of all our assets.

Retirement or Similar Benefit Plans

We do not have any arrangements or plans that provide for the payment of retirement or similar benefits to our directors or executive officers.

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Resignation, Retirement, Other Termination, or Change in Control Arrangements

Except with regard to certain termination provisions in the employment agreement with Mr. Ofer, our Chief Executive Officer, as described in the “Executive Compensation – Employment Agreements” section provided earlier in this proxy statement, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our Company or a change in our directors’ or executive officers’ responsibilities following a change in control. However, the vast majority of the options we have granted to our directors, executive officers and employees will become fully vested upon a change of control.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers, or NEOs, the compensation actually paid to our NEOs, as determined under SEC rules (and described below), our total shareholder return and our net loss, in each case for the fiscal years ended December 31, 2025 and 2024 (in USD thousands, except Total Shareholder Return):

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return	Net Loss
2025	$1,416	(116)	394	20	108	(17,035)
2024	$1,108	2,354	489	785	262	(11,767)

(1)	Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Yehu Ofer	Einav Brenner and Jacob Avinu
2024	Yehu Ofer	Einav Brenner, Tanya Yosef and Jacob Avinu

The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our PEO or our non-PEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price and various accounting valuation assumptions. See the Summary Compensation Table for certain other compensation of our PEO and our non-PEO NEOs for each applicable fiscal year.

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Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows (in USD thousands):

	PEO		Average Non-PEO NEOs
Adjustments	2025	2024	2025	2024(1)

Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(766)	(584)	-	(233)

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	301	839	-	337

Increase (decrease) for Awards Granted during Prior Fiscal Years that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End (2)	(525)	634	(197)	130

Increase (decrease) for Awards Granted during Prior Fiscal Years that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date (2)	(542)	357	(177)	62

TOTAL ADJUSTMENTS	$(1,532)	1,246	(374)	296

(1)	Each NEO was included individually in the calculation of average compensation amounts actually paid to our remaining NEOs for the applicable fiscal year, as determined under SEC rules. In case of partial year service, the compensation was annualized to reflect better comparability.

(2)	Average non-PEO NEOs was calculated only for the NEOs with relevant grants in previous periods to reflect better comparability of averaged amount.

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black-Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used in our Annual Report on Form 10-K for the applicable fiscal year. For additional information on the assumptions used to calculate the valuation of the awards, see Notes 2(i) and 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 19, 2026. See also Notes 2(j) and 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 26, 2025.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

Our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation to performance, not all of those measures are presented in the Pay Versus Performance table (the “PVP table”). Moreover, we generally seek to incentivize long-term performance and therefore do not specifically align our performance measures with compensation actually paid (“CAP”) (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following narrative disclosure regarding the relationships between information presented in the PVP table.

Compensation Actually Paid and Company TSR

Compensation actually paid to our PEO decreased from $2,354,000 in fiscal 2024 to $(116,000) in fiscal 2025, and average compensation actually paid to our non-PEO NEOs decreased from $785,000 in fiscal 2024 to $20,000 in fiscal 2025. The value of an investment of $100 in our common stock on the last trading day of 2023 increased from $100 to $262 during the year ended December 31, 2024 and decreased to $108 during the year ended December 31, 2025.

Compensation Actually Paid and Net Loss

Compensation actually paid to our PEO decreased from $2,354,000 in fiscal 2024 to $(116,000) in fiscal 2025, and average compensation actually paid to our non-PEO NEOs decreased from $785,000 in fiscal 2024 to $20,000 in fiscal 2025. Over the same period, our net loss increased by $5,268,000 during the year ended December 31, 2025 (from a net loss in fiscal 2024 of $11,767,000).

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Director Compensation

The following table sets out the compensation earned or paid to directors for services rendered during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash		Stock Awards (*)	Option Awards (*)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	$ in thousands
Prof. Benad Goldwasser	$250	(1)	$-	$-	-	-	$-	$250
Dr. Carlo Papa	$262	(2)	$-	$-	-	-	$-	$262
Moshe (Mori) Arkin	$16		$-	$-	-	-	$-	$16
Inbal Kreiss	$32		$-	$-	-	-	$-	$32
Zeev Vurembrand	$32		$-	$-	-	-	$-	$32
Ronit Rubin	$24		$-	$-	-	-	$-	$24
Jackson Schneider	$100		$-	$166	-	-	$-	$266
Nir Nimrodi	$29		$-	$-	-	-	$-	$29

(1)	Includes bonus of $130 thousand.

(2)	Includes compensation earned as Chairman of Odysight.ai EU.

(*)	The amount shown in the “Stock Awards” and “Option Awards” columns represents the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the directors during fiscal year 2025. The fair value of each stock option award is estimated as of the date of grant using the Black-Scholes valuation model.

On July 31, 2019, we entered into a consulting agreement with Prof. Goldwasser, whereby Prof. Goldwasser agreed to serve as chairman of our board of directors. Effective retroactively to March 1, 2019, services as chairman under the agreement were provided in consideration for a monthly fee of $10,000 and a grant of options to purchase our common stock representing 5% of the fully diluted share capital of the Company post issuance of the then-next financing round, subject to certain limitations. The options, which will have a six-year term, will vest in eight equal semi-annual installments over a period of four years with an exercise price per share calculated based on a 25% discount on the sale price of the common stock in the then-next fundraising of the Company and accelerated vesting upon closing of a material transaction resulting in change of control of the Company and/or in case Prof. Goldwasser is dismissed not for cause, with other terms and limitations as provided in the consulting agreement.

On March 15, 2020, our board of directors approved a quarterly fee of $4,000 payable to each of our currently serving directors, excluding Prof. Goldwasser. On each of April 9, 2021 and August 12, 2021, our board of directors approved the same terms for directors appointed subsequent to March 15, 2020. On September 19, 2025, our board of directors approved a quarterly fee in the amount of $2,000 payable to each current and future director as a member of the audit committee, compensation committee or executive committee for his or her service on each such committee, which amount shall be in addition to any other fees that such member is entitled to receive as a member of the board or any other committee. This arrangement does not apply to any current or future member of a board committee who is compensated pursuant to a separate service agreement with the Company, and each such member shall not be eligible to receive additional compensation for service on board committees.

On September 16, 2024, we entered into a director appointment and services agreement with Dr. Papa, who was appointed as a member of our board on the same date, pursuant to which Dr. Papa will receive an annual fee of €30,000 for such service, to be paid in equal quarterly installments, a grant of options to purchase 30,000 shares of our common stock at an exercise price of $4.80 per share, one-third of which will vest on the first anniversary of the grant date and the remaining amount vesting over the following two years in eight equal quarterly installments, and such other terms as provided in the agreement. The options are subject to acceleration of vesting in the event of a change of control of the Company.

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On February 18, 2025, Odysight.ai EU entered into a two-year agreement with Dr. Papa, who will serve as Odysight.ai EU’s president and legal representative, effective as of January 9, 2025. Pursuant to the agreement, Dr. Papa will receive: (i) an annual fee of €120,000 for such service, to be paid in equal monthly installments, (ii) a signing bonus of €20,000, (iii) an entry bonus equal to an amount of €40,000 reflecting Dr. Papa’s prior effort and support in the development of the Italian subsidiary and (iv) such other insurance, termination fees and other benefits as provided in the agreement.

On July 1, 2025, following termination of the February 18, 2025 agreement with Dr. Papa, Odysight.ai Inc. entered into a two-year agreement with Dr. Papa, who will continue to serve as Odysight.ai EU’s president and legal representative. Pursuant to the agreement, Dr. Papa will continue to receive: (i) an annual fee of €120,000 for such service, to be paid in equal monthly installments and (ii) such other insurance, termination fees and other benefits as provided in the agreement.

On March 10, 2025, our board of directors, upon recommendation of our compensation committee, approved a one-time cash compensation bonus of $130,000 to Prof. Goldwasser.

On August 13, 2025, we entered into a revised Director Appointment and Service Agreement with Jackson Schneider. Under the revised agreement, Mr. Schneider’s annual fee for service on the board of directors will increase from $80,000 to $120,000, which will be paid on a monthly basis in equal installments, and the Company will recommend that the board of directors grant Mr. Schneider options to purchase a total of 50,000 shares of common stock, at an exercise price per share that will be determined at the sole discretion of the board and shall be subject to provisions of the applicable equity incentive plan under which the options are granted, and vesting over a period of three years. In addition, the revised agreement provides that Mr. Schneider will receive a one-time commission for initiating or facilitating new commercial agreements between the Company and certain pre-approved third parties (“Eligible Customers”), such as major OEMs. The commission is based on actual net revenue generated from these new agreements (“Qualifying Transactions”) and is structured as follows: 2% commission on net revenue up to $250 million, 1.5% commission on net revenue between $250 million and $400 million, and 1% commission on net revenue exceeding $400 million. The list of Eligible Customers is to be mutually agreed upon and updated quarterly in writing. Commissions are paid within 30 days after the Company receives the applicable net revenue, which is defined as actual revenue received and recognized by the Company, less third-party costs, applicable taxes and any conditional payments until such conditions are satisfied. No commission is payable if a Qualifying Transaction is cancelled, and any previously paid commission must be refunded. “Qualifying Transactions” are defined as new (not follow-on) commercial agreements for Company products, resulting solely from Mr. Schneider’s efforts.

On February 19, 2026, our board of directors approved a three-year extension of the expiration dates of 407,034 outstanding options previously granted to employees, directors and service providers that were scheduled to expire in 2027. These options will now expire in 2030. This extension included 318,207 options held by Prof. Goldwasser. All other terms and conditions of the options remain unchanged.

From time to time our directors, including those with separate compensation arrangements with the Company as described above, receive periodic grants of equity securities for their service as directors.

Equity Compensation Plans

In February 2020, our board of directors approved the 2020 Share Incentive Plan, or the 2020 Plan. The 2020 Plan initially included a pool of 580,890 shares of common stock for grant to our employees, consultants, directors and other service providers. On March 15, 2020, our board of directors approved an increase to the 2020 Plan’s option pool by an additional 64,099 shares of common stock. On June 22, 2020, our board of directors approved an increase to the 2020 Plan’s option pool by an additional 401,950 shares of common stock. During the second quarter of 2021, our board of directors approved an increase to the 2020 Plan’s option pool by an additional 777,778 shares of common stock. During the first quarter of 2023, our board of directors approved an increase to the 2020 Plan’s option pool by an additional 1,000,000 shares of common stock.

In June 2024, our board of directors approved the 2024 Share Incentive Plan, or the 2024 Plan. The 2024 Plan initially included a pool of 234,484 shares of common stock, representing the number of shares remaining available for grant under the 2020 Plan. These shares are available for future grant to our employees, consultants, directors and other service providers. Shares that were subject to awards granted under either the 2020 Plan or the 2024 Plan that have expired, been cancelled or become un-exercisable for any reason without having been exercised in full shall become available for future grant under the 2024 Plan. In July 2024, our board of directors approved an increase to the 2024 Plan’s option pool by an additional 850,000 shares of common stock. In December 2025, our stockholders voted to approve an increase to the 2024 Plan’s option pool by an additional 777,000 shares of common stock.

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The following table provides certain information as of December 31, 2025, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	990,500	5.01	963,270

Equity compensation plans not approved by security holders	2,354,181	3.49	-
Total	3,344,681	3.94	963,270

2020 Share Incentive Plan

We have adopted the 2020 Plan, under which we previously granted equity-based incentive awards to attract, motivate, and retain the talent for which we compete. With adoption of the 2024 Share Incentive Plan, described below, we make awards under that plan and have ceased making new awards under the 2020 Plan.

Authorized Shares. The maximum number of shares of common stock that were available for issuance under the 2020 Plan was 2,824,717 shares.

Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer the 2020 Plan. Under the 2020 Plan, the administrator has the authority, subject to applicable law, to interpret the terms of the 2020 Plan and any award agreements or awards granted thereunder, designate recipients of awards, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of a share of common stock, the time and vesting schedule applicable to an award or the method of payment for an award, accelerate or amend the vesting schedule applicable to an award, prescribe the forms of agreement for use under the 2020 Plan, and take all other actions and make all other determinations necessary for the administration of the 2020 Plan.

The administrator also has the authority to amend and rescind rules and regulations relating to the 2020 Plan or terminate the 2020 Plan at any time before the date of expiration of its ten-year term.

Eligibility. The 2020 Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961, or the Ordinance, and Section 3(i) of the Ordinance and for awards granted to our United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Internal Revenue Code, or the Code, and Section 409A of the Code.

Section 102 of the Ordinance allows employees, directors, and officers who are not controlling stockholders and are considered Israeli residents to receive favorable tax treatment for compensation in the form of shares or options. Our non-employee service providers and controlling stockholders may only be granted options under Section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Grant. All awards granted pursuant to the 2020 Plan were evidenced by an award agreement, in a form approved, from time to time, by the administrator in its sole discretion. The award agreement sets forth the terms and conditions of the award, including the type of award, number of shares subject to such award, vesting schedule and conditions (including performance goals or measures), and the exercise price, if applicable. Certain awards under the 2020 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards.

Each award will expire seven years from the date of the grant thereof unless such shorter term of expiration is otherwise designated by the administrator. On February 19, 2026, our board of directors approved a three-year extension of the expiration dates of certain outstanding options.

Awards. The 2020 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), shares of common stock, restricted shares, restricted share units, and other share-based awards.

Options granted under the 2020 Plan to our employees who are U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code, or may be non-qualified stock options. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders).

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Exercise. An award under the 2020 Plan may be exercised by providing the company with a written or electronic notice of exercise and full payment of the exercise price for such shares underlying the award, if applicable, in such form and method as may be determined by the administrator and permitted by applicable law. An award may not be exercised for a fraction of a share. With regard to tax withholding, exercise price, and purchase price obligations arising in connection with awards under the 2020 Plan, the administrator may, in its discretion, accept cash, provide for net withholding of shares in a cashless exercise mechanism, or direct a securities broker to sell shares and deliver all or a part of the proceeds to us or the trustee.

Transferability. Other than by will, the laws of descent and distribution, or as otherwise provided under the 2020 Plan, neither the options nor any right in connection with such options are assignable or transferable.

Termination of Employment. For grantees who terminated their employment with us or any of our affiliates prior to July 5, 2022, all vested and exercisable awards held by such grantees as of the date of termination may be exercised within three months, unless otherwise determined by the administrator. For grantees who terminated their employment with us or any of our affiliates after July 5, 2022, all vested and exercisable awards held by such grantees as of the date of termination may be exercised within three years, unless otherwise determined by the administrator. After such three-month or three-year period, as applicable, all such unexercised awards will terminate, and the shares covered by such awards shall again be available for issuance under the 2020 Plan.

In the event of termination of a grantee’s employment or service with the company or any of its affiliates due to such grantee’s death, permanent disability, or retirement, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the award by bequest or inheritance, as applicable, within twelve months after such date of termination, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the twelve-month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2020 Plan.

Notwithstanding any of the foregoing, if a grantee’s employment or services with the company or any of its affiliates is terminated for “cause” (as defined in the 2020 Plan), all outstanding awards held by such grantee (whether vested or unvested) will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2020 Plan.

Transactions. In the event of a share split, reverse share split, share dividend, recapitalization, combination, or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the company (but not including the conversion of any convertible securities of the company), the administrator in its sole discretion shall make an appropriate adjustment in the number of shares related to each outstanding award and to the number of shares reserved for issuance under the 2020 Plan, to the class and kind of shares subject to the 2020 Plan, as well as the exercise price per share of each outstanding award, as applicable, the terms and conditions concerning vesting and exercisability, and the term and duration of outstanding awards, or any other terms that the administrator adjusts in its discretion, or the type or class of security, asset, or right underlying the award (which need not be only that of the Company, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions); provided that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator. In the event of a distribution of a cash dividend to all stockholders, the administrator may determine, without the consent of any holder of an award, that the exercise price of an outstanding and unexercised award shall be reduced by an amount equal to the per share gross dividend amount distributed by the Company, subject to applicable law.

In the event of a merger or consolidation of our Company, or a sale of all, or substantially all, of our shares or assets, or other transaction having a similar effect on us, or change in the composition of the board of directors, or liquidation or dissolution, or such other transaction or circumstances that the board of directors determines to be a relevant transaction, then without the consent of the grantee, the administrator may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, or (ii) regardless of whether or not the successor corporation assumes or substitutes the award (a) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (b) cancel the award and pay in cash, shares of the company, the acquirer, or other corporation which is a party to such transaction, or other property as determined by the administrator as fair in the circumstances. Notwithstanding the foregoing, the administrator may upon such event amend, modify, or terminate the terms of any award as it shall deem, in good faith, appropriate.

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2024 Share Incentive Plan

We have adopted the 2024 Plan, under which we may grant equity-based incentive awards to attract, motivate, and retain the talent for which we compete.

Authorized Shares. The maximum number of shares of common stock available for issuance under the 2024 Plan is 2,089,371 shares, or such number as our board of directors may determine from time to time. To the extent that awards granted under either the 2020 Plan or the 2024 Plan expire, are cancelled or become un-exercisable for any reason without having been exercised in full, the shares that were subject thereto shall become available for future grant under the 2024 Plan. As of October 29, 2026, an aggregate of 1,390,913 shares have been granted under the 2024 Plan and 698,458 shares are available for future awards under the 2024 Plan.

Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer the 2024 Plan. Under the 2024 Plan, the administrator has the authority, subject to applicable law, to interpret the terms of the 2024 Plan and any award agreements or awards granted thereunder, designate recipients of awards, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of a share of common stock, the time and vesting schedule applicable to an award or the method of payment for an award, accelerate or amend the vesting schedule applicable to an award, prescribe the forms of agreement for use under the 2024 Plan, and take all other actions and make all other determinations necessary for the administration of the 2024 Plan.

The administrator also has the authority to amend and rescind rules and regulations relating to the 2024 Plan or terminate the 2024 Plan at any time before the date of expiration of its ten-year term.

Eligibility. The 2024 Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 of the Ordinance and Section 3(i) of the Ordinance, and for awards granted to our United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Code, and Section 409A of the Code. The 2024 Plan was approved by stockholders in July 2024.

Section 102 of the Ordinance allows employees, directors and officers who are not controlling stockholders and are considered Israeli residents to receive favorable tax treatment for compensation in the form of shares or options. Our non-employee service providers and controlling stockholders may only be granted options under Section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Grant. All awards granted pursuant to the 2024 Plan will be evidenced by an award agreement, in a form approved, from time to time, by the administrator in its sole discretion. The award agreement will set forth the terms and conditions of the award, including the type of award, number of shares subject to such award, vesting schedule and conditions (including performance goals or measures), and the exercise price, if applicable. Certain awards under the 2024 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards.

Each award will expire seven years from the date of the grant thereof unless such shorter term of expiration is otherwise designated by the administrator.

Awards. The 2024 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), shares of common stock, restricted shares, restricted share units, and other share-based awards.

Options granted under the 2024 Plan to our employees who are U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code, or may be non-qualified stock options. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders).

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Exercise. An award under the 2024 Plan may be exercised by providing the company with a written or electronic notice of exercise and full payment of the exercise price for such shares underlying the award, if applicable, in such form and method as may be determined by the administrator and permitted by applicable law. An award may not be exercised for a fraction of a share. With regard to tax withholding, exercise price, and purchase price obligations arising in connection with awards under the 2024 Plan, the administrator may, in its discretion, accept cash, provide for net withholding of shares in a cashless exercise mechanism, or direct a securities broker to sell shares and deliver all or a part of the proceeds to us or the trustee.

Transferability. Other than by will, the laws of descent and distribution, or as otherwise provided under the 2024 Plan, neither the options nor any right in connection with such options are assignable or transferable.

Termination of Employment. In the event of termination of a grantee’s employment or service with the company or any of its affiliates (other than by reason of death, disability, or retirement), all vested and exercisable awards held by such grantees as of the date of termination may be exercised within three months after such date of termination, unless otherwise determined by the administrator. After such three-month period, all such unexercised awards will terminate, and the shares covered by such awards shall again be available for issuance under the 2024 Plan.

In the event of termination of a grantee’s employment or service with the company or any of its affiliates due to such grantee’s death or permanent disability, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the award by bequest or inheritance, as applicable, within one year after such date of termination, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the twelve-month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2024 Plan.

In the event of termination of a grantee’s employment or service with the company or any of its affiliates due to such grantee’s retirement, all vested and exercisable awards held by such grantee at the time of such retirement may be exercised by the grantee within three months after the date of such retirement, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the three-month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2024 Plan.

Notwithstanding any of the foregoing, if a grantee’s employment or services with the company or any of its affiliates is terminated for “Cause” (as defined in the 2024 Plan), all outstanding awards held by such grantee (whether vested or unvested) will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2024 Plan.

Transactions. In the event of a share split, reverse share split, share dividend, recapitalization, combination, or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the company (but not including the conversion of any convertible securities of the company), the administrator in its sole discretion shall make an appropriate adjustment in the number of shares related to each outstanding award and to the number of shares reserved for issuance under the 2024 Plan, to the class and kind of shares subject to the 2024 Plan, as well as the exercise price per share of each outstanding award, as applicable, the terms and conditions concerning vesting and exercisability, and the term and duration of outstanding awards, or any other terms that the administrator adjusts in its discretion, or the type or class of security, asset, or right underlying the award (which need not be only that of the Company, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions); provided that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator. In the event of a distribution of a cash dividend to all stockholders, the administrator may determine, without the consent of any holder of an award, that the exercise price of an outstanding and unexercised award shall be reduced by an amount equal to the per share gross dividend amount distributed by us, subject to applicable law.

In the event of a merger or consolidation of our Company, or a sale of all, or substantially all, of our shares or assets, or other transaction having a similar effect on the Company, or liquidation or dissolution, or such other transaction or circumstances that the board of directors determines to be a relevant transaction, then without the consent of the grantee, the administrator may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, or (ii) regardless of whether or not the successor corporation assumes or substitutes the award (a) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (b) cancel the award and pay in cash, shares of the company, the acquirer, or other corporation which is a party to such transaction, or other property as determined by the administrator as fair in the circumstances. Notwithstanding the foregoing, the administrator may upon such event amend, modify, or terminate the terms of any award as it shall deem, in good faith, appropriate.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficially owned holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. Applicable percentage ownership is based on 20,244,405 shares of common stock outstanding as of October 29, 2026. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise indicated below, the address for each beneficial owner listed in the table below is c/o Odysight.ai Inc., 12 Abba Hillel Silver RD, Sasson Hugi Tower, Ramat Gan 5250606, Israel.

Name and Address of Owner	Shares of Common Stock Owned Beneficially(1)	Percent of Class
Yehu Ofer(2)	646,827	3.10%
Einav Brenner(3)	80,831	*	%
Eilam Sagi(4)	24,997	*	%
Ronen Tanami	-	-%
Prof. Benad Goldwasser(5)	882,356	4.22%
Moshe (Mori) Arkin(6)	6,771,811	33.35%
Inbal Kreiss(7)	57,274	*	%
Jackson Schneider(8)	82,082	*	%
Nir Nimrodi(9)	41,249	*	%
Ronit Rubin(10)	41,249	*	%
Carlo Papa(11)	22,499	*	%
Zeev Vurembrand(12)	103,524	*	%
Directors and officers as a group (12 individuals)	8,754,699	39.82%

Phoenix Financial Ltd. (13)	2,157,689	10.66%
Sudoku Capital Ltd. (14)	1,153,846	5.70%
Kranot Hishtalmut (15)	1,996,737	9.86%

* Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners named in the table had, to our knowledge and unless otherwise indicated, direct ownership of and sole voting and investment power with respect to the shares of common stock beneficially owned by him or her.

(2)	Includes options to purchase 627,494 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(3)	Consists of options to purchase 80,831 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(4)	Consists of options to purchase 24,997 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(5)	Includes (i) options to purchase 641,540 shares of common stock which are currently exercisable or will become exercisable within 60 days of October 29, 2026 and (ii) 121,875 shares of common stock beneficially owned directly by Prof. Goldwasser’s spouse.

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(6)	Based in part upon information contained in a Schedule 13D filed on September 9, 2026 by Mr. Arkin to report holdings as of August 20, 2026. The securities included herein are held as follows: (a) 4,135,724 shares of common stock beneficially held by Arkin Ltd., of which Mr. Arkin serves as the Chairman and sole shareholder and over which shares of common stock Mr. Arkin may be deemed to have beneficial ownership, consisting of (i) 4,084,143 shares of common stock and (ii) options to purchase 51,581 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026; and (b) 6,771,811 shares of common stock beneficially held by Mr. Arkin, consisting of (i) 4,135,724 shares of common stock held by Arkin Ltd. described above, (ii) 2,624,838 shares of common stock held by Phoenix Insurance Company Ltd. on behalf of Mr. Arkin and (iii) options to acquire 11,249 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026, held by Mr. Arkin.

(7)	Consists of options to purchase 57,274 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(8)	Consists of options to purchase 82,082 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(9)	Consists of options to purchase 41,249 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(10)	Consists of options to purchase 41,249 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(11)	Consists of options to purchase 22,499 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(12)	Includes options to purchase 57,274 shares of common stock that are currently exercisable or will become exercisable within 60 days of October 29, 2026.

(13)	Based in part on information provided to or available to us and in part on information contained in a Schedule 13G filed on June 5, 2025 by Phoenix Financial Ltd. to report holdings as of March 31, 2025. Securities reported in the Schedule 13G are beneficially owned by various direct or indirect, majority or wholly-owned subsidiaries of Phoenix Financial Ltd., which manage their own funds and/or the funds of others, including for holders of exchange-traded notes or various insurance policies, members of pension or provident funds, unit holders of mutual funds and portfolio management clients. Each of the subsidiaries of Phoenix Financial Ltd. operates under independent management and makes its own independent voting and investment decisions. Not included as beneficially owned by Phoenix Financial Ltd. are shares of common stock and warrants to acquire shares of common stock that are currently exercisable, each as held by Phoenix Insurance on behalf of Mr. Arkin and included in the shares of common stock that are beneficially owned by Mr. Arkin, as indicated in footnote 6 above. The business address of Phoenix Financial Ltd. is Derech Hashalom 53, Givataim 53454, Israel.

(14)	Based on information provided to or available to us. Sudoku Capital Ltd. is an entity affiliated with Shmuel Harlap, who passed away in August 2026. The business address of Sudoku Capital Ltd. is Sokolov 62, Ramat Hasharon, Israel.

(15)	Based in part on information provided to or available to us and in part on information contained in a Schedule 13G filed on August 31, 2026 by Kranot Hishtalmut Le Morim Ve Gananot Hevera Menahelet Ltd. (on behalf of various investment paths, each of which is known in Hebrew as a “maslul”) and Kranot Hishtalmut Le Morim Tichoniim Hevera Menahelet Ltd. (on behalf of various investment paths, each of which is known in Hebrew as a “maslul”), or the Management Companies, to report holdings as of August 20, 2026. The Management Companies, which manage various education funds (referred to in Hebrew as “kranot hishtalmut”), operate under independent management and make their own independent voting and investment decisions. Any economic interest or beneficial ownership in any of the securities is held for the benefit of the members of the education funds. The business address of the Management Companies is 8 Sderot Sha’ul HaMelech St., Tel Aviv 64733, Israel.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our outstanding shares of common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership in our common stock and other equity securities. Such persons are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4, and 5 furnished to the Company, the Company believes that, during the fiscal year ended December 31, 2025, all filing requirements applicable to the Reporting Persons were timely met except that Jackson Schneider failed to report one transaction on time on Form 4.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements, discussed, when required, in the sections titled “Executive Compensation” and “Director Compensation,” the following is a description of each transaction for the prior two-year period and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

On July 16, 2024, we issued 2,144,583 shares of our common stock in consideration for a purchase price of $4.80 per share to new and existing investors, including Mr. Arkin (via M. Arkin (1999) Ltd.), who currently serves as a director on our board of directors, and The Phoenix Holdings, through Phoenix Insurance and Phoenix Amitim. We raised approximately $10.3 million (gross) in the private placement. The shares of common stock were issued pursuant to Regulation S under the Securities Act of 1933, as amended.

In February 2025, one or more entities affiliated with the More Group and Sudoku Capital Ltd. (an entity affiliated with Shmuel Harlap) purchased 1,046,672 shares and 1,153,846 shares, respectively, of our common stock in our underwritten public offering. The More Group was a more than 5% beneficial owner of our common stock prior to the underwritten public offering, while Sudoku Capital Ltd. became a more than 5% beneficial owner following its participation in the underwritten public offering.

On July 27, 2025, we entered into a cloud services agreement with AllCloud for the provision of certain cloud services in an amount of up to $100,000 per year. Ronit Rubin, a member of our board of directors, serves as EMEA President of AllCloud. The Company paid an aggregate of $7 thousand to AllCloud in 2025.

On August 13, 2025, we entered into a revised Director Appointment and Service Agreement with Jackson Schneider. Under the revised agreement, Mr. Schneider’s annual fee for service on the board of directors will increase from $80,000 to $120,000, which will be paid on a monthly basis in equal installments, and the Company will recommend that the board of directors grant Mr. Schneider options to purchase a total of 50,000 shares of common stock, at an exercise price per share that will be determined at the sole discretion of the board and shall be subject to provisions of the applicable equity incentive plan under which the options are granted, and vesting over a period of three years. In addition, the revised agreement provides that Mr. Schneider will receive a one-time commission for initiating or facilitating new commercial agreements between the Company and certain pre-approved third parties (“Eligible Customers”), such as major OEMs. The commission is based on actual net revenue generated from these new agreements (“Qualifying Transactions”) and is structured as follows: 2% commission on net revenue up to $250 million, 1.5% commission on net revenue between $250 million and $400 million, and 1% commission on net revenue exceeding $400 million. The list of Eligible Customers is to be mutually agreed upon and updated quarterly in writing. Commissions are paid within 30 days after the Company receives the applicable net revenue, which is defined as actual revenue received and recognized by the Company, less third-party costs, applicable taxes and any conditional payments until such conditions are satisfied. No commission is payable if a Qualifying Transaction is cancelled, and any previously paid commission must be refunded. “Qualifying Transactions” are defined as new (not follow-on) commercial agreements for Company products, resulting solely from Mr. Schneider’s efforts.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and named executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Nevada law against certain liabilities that may arise by reason of their service to us, and, subject to certain exceptions and repayment conditions, to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Person Transactions

The audit committee is responsible for approving or ratifying related person transactions pursuant to our related person transaction approval policy contained in the audit committee charter. In reviewing and approving any such related person transactions, the audit committee shall consider all relevant facts and circumstances, including whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction and the extent of the related person’s interest in the transaction. The audit committee shall have the authority to establish guidelines for related person transactions and intercompany arrangements where it deems it to be appropriate.

38

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606 in writing not later than July 6, 2027.

Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than August 19, 2027 and no later than September 18, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 30 days after December 17, 2027, then our Secretary must receive such written notice not earlier than 120 days prior to the 2027 Annual Meeting and not later than the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

For the 2027 Annual Meeting of Stockholders, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the preceding year’s annual meeting. For any such director nominee to be included on our proxy card for the 2027 Annual Meeting of Stockholders, notice must be received no later than October 18, 2027. If the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 calendar days from the anniversary date of the 2026 annual meeting, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2027 Annual Meeting of Stockholders or the 10th calendar day following the date on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made. Please note that the notice requirement under Rule 14a-19 is in addition to any applicable notice requirements under any advance notice provisions of our Bylaws, as may be amended.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

ODYSIGHT.AI’s ANNUAL REPORT ON FORM 10-K

A copy of Odysight.ai’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on October 29, 2026 without charge upon written request addressed to:

Odysight.ai Inc.

Attention: Secretary

12 Abba Hillel Silver Road

Sasson Hugi Tower

Ramat Gan, Israel 5250606

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at www.odysight.ai.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

39

Appendix A

Section 5.1 of the Odysight.ai Inc. 2024 Share Incentive Plan is hereby amended by replacing Section 5.1 with the following sentence:

“5.1. The maximum aggregate number of Shares that may be issued pursuant to Awards under this Plan (the “Pool”) shall be 2,637,654 authorized but unissued Shares (except and as adjusted pursuant to Section 14.1 of this Plan), or such other number as the Board may determine from time to time.”

40

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04856-P58509 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ODYSIGHT.AI INC.

The Board of Directors recommends you vote FOR each of the following directors:

Nominees:

	For	Withhold
1a. Jackson Schneider	☐	☐
1b. Ronit Rubin	☐	☐
1c. Inbal Kreiss	☐	☐

The Board of Directors recommends you vote FOR proposal 2:

The Board of Directors recommends you vote FOR proposal 3:

NOTE: The proxy holders will vote, in their discretion, on such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T04857-P58509

ODYSIGHT.AI INC.

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 17, 2026 10:00 AM EST / 5:00 PM IST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Odysight.ai Inc. hereby appoint(s) Einav Brenner and Tanya Yosef, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Odysight.ai Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EST / 5:00 PM IST, on Thursday, December 17, 2026, at the offices of the Company, 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (i) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (ii) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (iii) on such other business as may properly be brought before the meeting or any continuation, adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR each of the directors in proposal 1 and FOR proposals 2 and 3.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE